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                                                                    Exhibit 10.7

                             AMENDMENT NUMBER ONE TO
                        WAL-MART MASTER LICENSE AGREEMENT

     THIS AMENDMENT NUMBER ONE TO WAL-MART MASTER LICENSE AGREEMENT is entered into as of the 17th day of June, 2002 by and between Wal-Mart Stores, Inc., a Delaware corporation, on behalf of itself, or alternatively, where appropriate, on behalf of, and as authorized agent for, its affiliates, as designated in the Wal-Mart Master License Agreement ("Licensor") and PCA International, Inc.; 815 Matthews-Mint Hill Road, Matthews, NC 28105 ("Licensee").

     WHEREAS, Licensor and Licensee entered into a License Agreement entitled Wal-Mart Master License Agreement dated April 4, 2002, and

     WHEREAS, Licensor and Licensee desire to amend the Wal-Mart Master License Agreement as provided herein,

     NOW, THEREFORE, in consideration of the obligations of Licensor and Licensee under the Wal-Mart Master License Agreement and for other good and valuable consideration, the receipt and sufficiency of which being hereby acknowledged by the parties, Licensor and Licensee hereby agree as follows:

1.  The next to last sentence of paragraph 19.2(b) which reads as follows:

         In addition, Licensor may choose to terminate either a specific location or the entire License agreement at Licensor's sole discretion.

     shall be changed to read as follows:

         In addition, Licensor may choose to terminate either a specific location or, subject to the provisions of paragraph 26.19, the entire License agreement at Licensor's sole discretion.

In all other respects, the Wal-Mart Master License Agreement shall remain in full force and effect.


LICENSOR:  WAL-MART STORES, INC.              LICENSEE:  PCA INTERNATIONAL, INC.

By:     /s/                              By: /s/ Barry J. Feld
        ---------------------------          -----------------------------------
        Director Wal-Mart Realty         Title:  CEO
                                               ---------------------------------
Attest:  /s/                             Attest: /s/ James Robert Wren, Jr.
         --------------------------            ---------------------------------
            Assistant Secretary                              Secretary